Exhibit 99.1

Avago Technologies Reauthorizes Share Repurchase Program

of Up to 15 Million Shares

SAN JOSE, Calif. and SINGAPORE – April 5, 2012 – Avago Technologies Limited (Nasdaq: AVGO), a leading supplier of analog interface components for communications, industrial and consumer applications, today announced that its Board of Directors has authorized the Company to repurchase up to 15 million of its ordinary shares. This replaces the share repurchase program announced by the Company on June 9, 2011, which expired at the Company’s 2012 annual general meeting on April 4, 2012.

This share repurchase program was adopted pursuant to the share purchase mandate approved by the Company’s shareholders at its 2012 annual general meeting. The share purchase mandate authorizes the repurchase by the Company of up to 10 percent of its outstanding ordinary shares prior to the date of the Company’s 2013 annual general meeting.

Share repurchases, if any, will be made in the open market at such times and in such amounts as the Company deems appropriate. The Company intends to effect any share purchases in compliance with Securities and Exchange Commission Rule 10b-18 or pursuant to a trading plan adopted pursuant to Rule 10b5-1. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

About Avago Technologies Limited

Avago Technologies Limited is a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products. Our product portfolio is extensive and includes over 6,500 products in four primary target markets: wireless communications, wired infrastructure, industrial and automotive electronics, and consumer and computing peripherals.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; loss of our significant customers; our ability to maintain gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; any expenses associated with resolving customer product and warranty and indemnification claims; currency fluctuations; our ability to achieve the growth prospects and synergies expected from our acquisitions; delays, challenges and expenses associated with integrating acquired companies with our existing businesses; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed on March 8, 2012 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Contacts:

Thomas Krause

VP Corporate Development

+1 408 435 7400

investor.relations@avagotech.com